INDUSTRIAL LEASE
CHICO BUILDING

1. Parties.   This Lease, dated for reference purposes only on __July_01_, 2005 is made by and between __BRK Holdings, LLC__ ("Lessor") and _GOLDEN WEST INC._ ("Lessee") dba ___Butte Creek Brewery, LLC___.

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of _Chico____, County of Butte, State of California, commonly known as ___945 W. 2nd Street Chico, CA.______, and described as approximately __8280___ square feet of office and warehouse space in __Chico, CA__. Said real property, including the land and all improvements therein, is herein called the "Premises." Said Premises are delineated on Exhibit "A" attached hereto and incorporated by reference herein.

3. Term.

3.1 Term. The term of this Lease shall be for __FIVE_(_5_) _years_. In the event the Premises are being delivered in "as-is" condition as indicated on Exhibit "B" attached hereto and incorporated herein by reference, the term of this Lease shall commence upon mutual execution of the Lease ("Term Commencement Date") and shall continue thereafter during the Lease Term specified hereinabove, unless sooner terminated as hereinafter provided in this Lease.

3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided first, however, that if such written notice of Lessee is not received by Lessor within said ten- (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

3.4 Option To Renew. Provided Lessee shall have faithfully performed all of the terms, covenants, and conditions hereof, Lessee shall have the option to extend the term of this Lease for _(5)_FIVE YEARS___ term upon the same terms and conditions, except for rent, which shall be ___NEGOTIATED__. Said option shall be exercised by Lessee's written notice to Lessor _(3) THREE___months prior to expiration of the original term hereof.

4.. Minimum Rent. Lessee agrees to pay to Lessor as Minimum Rent, without notice or demand, the monthly sum as follows:
	Monthly	Monthly	Annual
Period	Rent/SF	Base Rent	Base Rent

07/01/2005 - 07/01/2006	$0.40	$ 3312.00	$ 39,744.00

07/01/2005 - 07/01/2010	$0.45	$ 3726.00	$ 44,712.00

in advance, on the 1st day of each month of the term hereof, commencing _JANUARY 1ST, 2005_, except that the first month's Minimum Rent for the Premises shall be paid upon the execution hereof.

4.1 Rent Adjustment. In addition, the Minimum Rent as set forth in Paragraph 4 herein above, shall be subject to being increased by the percentage of increase, if any, in the Consumer Price Index - U.S. Average - All Items, as published by the United States Department of Labor, Bureau of Labor Statistics. The base period for purposes of such adjustment, shall be September of the year in which this Lease is executed. Each September following the commencement of rentals shall then be used for comparison purposes with any adjustment in Minimum Rent to be effective as of the next succeeding January 1. In no event shall the Minimum Rent be less than the sum or sums as specified in Paragraph 4 hereinabove. Should the aforementioned Index be discontinued, the parties shall select another similar index which reflects consumer prices and if the parties cannot agree on another index it shall be selected by binding arbitration. (By way of illustration only, if the September figure of the year in which this Lease is executed is 120 and the September figure following commencement of rentals is 125, then the Minimum Rent for the ensuing calendar year shall be increased by 4.17%.)

5.  Security Deposit. Lessee shall deposit with Lessor the sum of ____N/A__________ upon Lease execution, which will be held by Lessor as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in Paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit.

6. Use.

6.1 Use. The Premises shall be used and occupied only for __BREWERY / BREW PUB__, and Lessee shall not use or permit the Premises to be used for any other purpose without the prior written consent of the Lessor.

6.2 Compliance with Law.

(a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six (6) months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this Paragraph 6.2 (a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

(b) Except as provided in Paragraph 6.2 (a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one lessee in the building containing the Premises, shall tend to disturb such other tenants.

6.3 Condition of Premises.

(a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease Commencement Date (unless Lessee is already in possession), and Lessor believes that the plumbing, lighting, air conditioning and heating equipment, and loading doors in the Premises are in good operating condition on the Lease Commencement Date. In the event that it is determined that they are not in good operating condition, then it shall be the obligation of the Lessor, after receipt of written notice from Lessee setting forth specifically the nature of the problem(s), to resolve such problem(s). Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease Commencement Date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. If, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, Lessor shall have no obligation to resolve said problem(s).

(b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. Maintenance, Repairs and Alterations.

7.1 Lessor's Obligations.

(a)   Premises. Subject to the provisions of Paragraph 6, 7.2 and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition, and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

(b)  Common Area. Lessor shall, at Lessor's cost and expense, maintain and repair the Common Area, including but not limited to, gardening and landscaping, parking lot surface repair and restriping, driveways, sidewalks, and electrical lighting. In addition to the Minimum Rent set forth in Paragraph 4 hereinabove, Lessee shall pay to Lessor its pro rata share of any increase of such Common Area costs over the Base Year, which is defined as the calendar year in which this Lease commences, including any increase for the costs to supervise and administer said Common Area and such fees as may be paid to a third party in connection with same, and shall, in any event, include a fee to Lessor to supervise and administer same in an amount equal to fifteen (15%) percent of the total costs of all taxes and assessments, insurance, and maintenance of the Common Area. Lessee's pro rata share of such increases shall be based on the ratio which the square footage of the Leased Premises bears to the total square footage of all buildings and other space under structural roof within the Center. At the expiration of the Base Year, Lessor shall provide Lessee with a statement of estimated increases in Common Area costs and Lessee's pro rata share of such estimated increases. Lessee shall pay its pro rata share of any such increase to Lessor in monthly payments of one-twelfth (1/12) of the estimated yearly cost increase, and Lessee shall pay such monthly costs until notified by Lessor of a change thereof. Lessor shall each year thereafter endeavor, no later than March 31, to provide Lessee with a statement of reconciliation of the actual costs versus the estimated costs for the prior year and Lessee's allocable share thereof. In the event Lessee's total monthly payments for the prior year are less than Lessee's actual share of such costs, Lessee shall reimburse Lessor the difference in a lump sum within ten (10) days after receipt of such statement from Lessor and shall thereafter be obligated to pay the monthly costs based on the prior year's experience. Any overpayment by Lessee shall be credited towards the monthly costs next coming due. Even though the term has expired and Lessee has vacated the Premises, Lessee shall immediately pay any increase due upon final determination and notice from Lessor of Lessee's share of said costs for the year in which this Lease terminates. Upon final determination, in the event of any overpayment of said costs by Lessee, Lessor shall immediately rebate said overpayment to Lessee.

7.2 Lessee's Obligations.

(a) Premises. Subject to the provisions of Paragraph 6, 7.1 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof, including all necessary repairs to the Premises due to acts of illegal entry (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) and including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract), ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or under any other Paragraph of this Lease, Lessor may, at Lessor's option, enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required) to perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

(b) Utilities. Lessee shall be responsible for securing and the direct payment of all utility services supplied to the Premises, including but not limited to, water, gas, heat, light, power, telephone, garbage, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay its pro rata share of those charges that are jointly metered with other tenants in the Center. In addition to the monthly Minimum Rent and other costs as set forth in Paragraphs 4 and 7.1(a) hereinabove and this 7.1(b), Lessee shall pay to Lessor its pro rata share of all Common Area utility costs, including but not limited to, power and water charges to the Common Area. Such payment shall be made by Lessee upon Lessor's written statement setting forth Lessee's pro rata share of such costs.

(c) Condition of Premises Upon Vacating. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

7.3 Alterations and Additions.

(a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding Two Thousand Five Hundred Dollars and no/100 ($2,500.00) in cumulative costs during the term of this Lease. In any event, whether or not in excess of Two Thousand Five Hundred Dollars and no/100 ($2,500.00) in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.3, the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanics' and materialmen's liens and to ensure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

(b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner. Lessee shall also provide to Lessor Contractors' Certificates of Insurance in accordance with Item 3 of "Lessee's Improvements, Requirements Prior to Lessee's Construction of the Premises" on Exhibit B, attached hereto and made a part hereof.

(c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's liens against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

(d) Unless Lessor requires their removal, as set forth in Paragraph 7.3 (a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this Paragraph 7.3 (d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2 (c).

8.  Insurance Indemnity.

8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease, a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 Aggregate. All such bodily injury liability insurance and property damage liability insurance shall be the Comprehensive Liability Form and shall include contractual liability coverage insuring the performance by Lessee on the indemnity in favor of Lessor as to liability for injury or death of persons and injury or damage to property contained in this section. Personal injury and products/completed operations coverage of $1,000,000 per occurrence with $1,000,000 aggregate shall be included. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

8.2 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in the amount not less than $500,000 per occurrence.

8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or Lessee improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief (excluding damages to the Premises due to the acts of illegal entry), flood (in the event same is required by a lender having a lien on the Premises), special extended perils ("all risk," as such term is used in the insurance industry), but not plate glass insurance. All Property and Boiler and Machinery insurance required hereunder must contain a Joint Loss Agreement endorsement. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one (1) year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period.

8.4 Boiler and Machinery Insurance

Lessee shall, at Lessee's expense, obtain and keep in force during the tenancy of this Lease machinery insurance on all air conditioning equipment and systems exclusively serving the Premises. If such equipment and systems and the damage that may be caused by them or result from them are not covered by Lessee's extended coverage insurance, then the insurance specified in this Article shall be in an amount not less than $100,000. If Lessee requires boilers or other pressure vessels to serve the Premises, they shall also be insured in the amount required by this Article with the proceeds payable to Lessor in the event of loss of, damage to or destruction of Lessor's property arising out of or in connection with an insured peril under such boiler/machinery insurance.

8.5 Payment of Premium Increase.

(a) Lessee shall pay to Lessor during the term hereof, in addition to the Minimum Rent set forth in Paragraph 4, the amount of any increase in premiums for the insurance required under Paragraph 8.2 and 8.3 over and above such premiums paid during the Base Year, which is defined as the calendar year in which this Lease commences, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased` valuation of the Premises, or general rate increases.

(b) At the expiration of the Base Year, Lessor shall provide Lessee with a statement of the estimated yearly premium cost increase, and Lessee shall pay such estimated premium cost increase to Lessor in monthly payments of one-twelfth (1/12) of the estimated yearly premium cost increase over the Base Year. Lessee shall pay such monthly costs until notified by Lessor of a change thereof. Lessor shall each year thereafter endeavor, no later than March 31, to provide Lessee with a statement of reconciliation of actual costs versus estimated costs for the prior year and Lessee's allocable share thereof. In the event the total of the monthly payments for the prior year are less than Lessee's actual share of such costs, Lessee shall pay Lessor the difference in a lump sum within ten (10) days after receipt of such statement from Lessor and shall thereafter be obligated to pay the monthly costs based on the prior experience. Any overpayment by Lessee shall be credited towards the monthly payment(s) next coming due. Even though the term has expired and Lessee has vacated the Premises, Lessee shall immediately pay any increase due upon final determination and notice from Lessor of Lessee's share of said costs for the year in which this Lease terminates. Upon final determination, in the event of any overpayment of said costs by Lessee, Lessor shall immediately rebate said overpayment to Lessee.

(c) If the Premises are part of a larger building, then Lessee shall not be responsible for paying any increase in the property insurance premium caused by the acts or omissions of any other lessee of the building of which the Premises are a part.

8.6 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A+ and a financial rating of not less than Class "VI" as rated in the most current available "Best's Insurance Reports." Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance prior to Lessee entering the Premises. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. All policies shall be issued listing Landlord "and all its allied entities" as additional insured's. Lessor reserves the right to deny Lessee access to the Premises until such time as Lessor has received satisfactory evidence of insurance referenced in this Section 8. Notwithstanding the foregoing, Tenant acknowledges that the Term of the Lease and Minimum Rent shall commence pursuant to Paragraphs 3 and 4 of the Lease, respectively. Even though Landlord has not received appropriate evidence of insurance from Tenant, delivery of the Premises shall, without actual transfer of keys to Tenant, also be deemed perfected upon Landlord's notice to Tenant of the Premises being ready for occupancy.

8.7 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive the entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under Paragraph 8.3, which perils occur in, on or about the Premises, whether due to negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

8.8 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or any injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

8.9 Exception of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for any injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, if any, of the building in which the Premises are located.

8.10 Hazardous Materials. Lessee shall not cause or permit any Hazardous materials, to be brought upon, kept, used, discharged, deposited or leaked in or about the Premises or the building by Lessee or any of Lessee's agents or by anyone in Premises (other than Lessor or its agents, employees, or contractors), except to the extent such Hazardous Materials are customarily kept or used by typical businesses of this type and are kept and used in accordance with all applicable laws. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of any Hazardous Materials on the Premises or the building is caused or suffered or permitted by Lessee or any of Lessee's agents or by anyone in the Premises or the building or if contamination of the Premises or the building by any Hazardous Material otherwise occurs for which Lessee is legally liable, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, damages, costs, liabilities and expenses (including, without limitation, diminution in value or use of the building, attorney's fees, expert and consultant fees) which may arise during or after the Term of this Lease and any extensions thereof, as a result of such contamination. This indemnification shall include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work on or under the Premises. "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority or by common law decisions, including without limitation (i) all chlorinated solvents, (ii) petroleum products or by-products, (iii) asbestos, and (iv) polychlorinated biphenyls. In addition, Lessor may, at its sole option, require Lessee to maintain an insurance policy insuring Lessor against any losses due to Lessee's use of toxic materials as provided above. Lessee will provide Lessor with copies of all pertinent permits, vouchers, dockets and inspection records issued by quasi-governmental agencies as they relate to the use of said Hazardous Materials.

9.  Damage or Destruction.

9.1 Definitions.

(a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than fifty percent 50% of the fair market value of such building as a whole immediately prior to such damage or destruction.

(b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

(c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 8.

9.2 Partial Damage - Insured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or lessee improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

9.3 Partial Damage - Uninsured Loss. Subject to the provisions of Paragraph 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor, may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as possible. If Lessee does not give such notice within such ten- (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

9.4 Total Destruction. If, at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

9.5 Damage Near End of Term.

(a) If, at any time during the last six (6) months of the term of this Lease, there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may, at Lessor's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

(b) Notwithstanding Paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six (6) months of the term of this Lease. If Lessee duly exercises such option during this twenty- (20) day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during the twenty- (20) day period, then Lessor may, at Lessor's option, terminate and cancel this Lease as of the expiration of said twenty- (20) day period, by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty- (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.6 Abatement of Rent; Lessee's Remedies.

(a) In the event of damage described in Paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, as determined solely by Lessor. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9, and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice.

9.7 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

9.8 Waiver. Lessor and Lessee waive the provisions of any status which relates to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

10.1 Payment of Tax Increase. Lessor shall pay the real property tax, as defined in Paragraph 10.3 applicable to the Premises; provided, however, that Lessee shall pay, in addition to Minimum Rent set forth in Paragraph 4, the amount, if any, by which real property taxes applicable to the Premises increase over the Base Year which is defined as the calendar year in which this Lease commences. At the expiration of the Base Year, Lessor shall provide Lessee with a statement of estimated tax increase and Lessee shall pay such increase to Lessor in monthly payments of one-twelfth (1/12) of the estimated yearly tax increase over the Base Year. Lessee shall pay such monthly costs until notified by Lessor of a change thereof. Lessor shall endeavor, no later than March 31 of each year thereafter, to provide Lessee with a statement of reconciliation of the actual cost versus the estimated costs for the prior year and Lessee's allocable share thereof. In the event the total of the monthly payments for the prior year are less than Lessee's actual share of such tax increase, Lessee shall reimburse Lessor the difference in a lump sum within ten (10) days of receipt of such statement from Lessor and shall thereafter be obligated to pay the monthly costs based on the prior year's experience. Any overpayment by Lessee shall be credited towards the monthly payment(s) next coming due. Even though the term has expired and Lessee has vacated the Premises, Lessee shall immediately pay any sum due upon final determination and notice from Lessor of Lessee's share of said tax increase for the year in which this Lease terminates. Upon final determination, in the event of any overpayment of said payments by Lessee, Lessor shall immediately rebate said overpayment to Lessee.

10.2 Additional Improvements. Notwithstanding Paragraph 10.1 hereof, Lessee shall pay to Lessor upon demand therefore the entirety of any increase in real property tax, if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax" or, (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinabove included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.5 Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

(b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  Assignment and Subletting.

11.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

Upon assignment of the Lease by Tenant or sublet of the Premises, or any portion thereof, the Renewal Option, if any, shall automatically terminate and become null and void.

In the event Lessor shall consent to a sublease or assignment hereunder, Lessee shall pay Lessor reasonable fees, not to exceed Three Hundred Fifty and 00/100 Dollars ($350.00) incurred in connection with the processing of documents necessary to giving of such consent.

11.2 Lessee Affiliate. Notwithstanding the provisions of Paragraph 11.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

11.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

12.  Defaults; Remedies

12.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

(a) The vacancy or abandonment of the Premises by Lessee.

(b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice To Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this Subparagraph.

(c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee, provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed in default if Lessee commenced such cure within a thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. e 101 or any successor statute thereto (unless in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this Paragraph 12.1 (d) is contrary to any applicable law, such provision shall be of no force or effect.

(e) The discovery by Lessor that a financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

12.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 16 applicable to the unexpired term of this Lease.

(b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

12.3. Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises, whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty- (30) day period and thereafter diligently prosecutes the same to completion. The holder of any first mortgage or deed of trust shall have the same right to cure any defaults or take any action as the Lessor may be entitled under this Lease, without the obligation to cure such defaults or take such action, and such time in addition to that which Lessor is entitled as may be reasonably necessary to cure such defaults or take such action, provided the holder of any first mortgage or deed of trust has indicated its intention to cure or take action and pursue the same with diligence.

13. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Paragraph 4 or any other provision of this Lease to the contrary.

14.  Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

15.  Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten (10%) percent of the floor area of the building on the Premises, or more than twenty five (25%) percent of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessor may, at Lessor's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessor does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon.

Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In no event shall any award to Lessee for any loss or damage to Lessee's trade fixtures and removable personal property in any way limit, diminish or impair Lessor's right to any award for condemnation pursuant to this Paragraph. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16.  Broker's Fee

(a) Lessee warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

17.  Estoppel Certificate.

(a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute,   acknowledge and deliver to Lessor a statement in writing in form, substance and content acceptable to the holder of any first mortgage or deed of trust (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

(b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance, or such failure may be considered by Lessor as a default by Lessee under this Lease.

(c) If Lessor desires to finance, refinance, or sell the Premises or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purpose herein set forth.

18.  Sale or Transfer by Landlord. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, the transferor shall automatically be relieved of any and all obligations and liabilities on the part of the Landlord accruing from and after the date of such transfer; provided, however, that any funds in the hands of Landlord in which Tenant has an interest, at the time of such transfer, shall be turned over to the transferee and, upon such transfer, Landlord shall be discharged from any further liability with reference to such funds. The covenants and obligations of Landlord contained in this Lease shall be binding upon Landlord, its successors and assigns only during their respective periods of ownership. Tenant agrees to look solely to Landlord's interest in the Building and the real property of which it is a part (or the proceeds thereof) for the satisfaction of any remedy of Tenant, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of this Premises.

19.  Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

20.  Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

21.  Time of Essence. Time is of the essence.

22.  Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

23.  Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 16 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises, and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease, except as otherwise specifically stated in this Lease.

24.  Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below. Either party may by notice to the other specify a different address for notice purposes except that, upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

To Lessor at:	BRK Holdings, LLC.
1850 Mt. Diablo Blvd. Ste. 401
Walnut Creek, CA. 94596

To Tenant at:	BUTTE CREEK BREWERY
945 W. 2ND STREET
CHICO, CA. 95928

25.  Waiver. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

26.  Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

27.  Holding Over. If Lessee remains in possession of the Premises or any part thereof, after the expiration of the term hereof with the express written consent of Lessor, such occupancy shall be a tenancy from month-to-month at a rental in the amount of One Hundred Fifty percent (150%) of the last monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy. All options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month-to-month tenancy.

28.  Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

29.  Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

30.  Binding Effect; Choice of Law. Subject to any provision hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 18, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

31.  Subordination.

(a) This Lease and all of Lessee's rights and interest hereunder, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

(b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, in form, substance and content acceptable to any first deed of trust beneficiary. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Paragraph 31(b).

32.  Attorneys' Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court. In the event of any bankruptcy proceedings brought by or on behalf of the Lessee, Lessor shall be entitled to recover to all attorneys' fees incurred in connection with the assumption or rejection of this Lease. The provisions of this Paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

33.  Lessor's Access. Lessor and Lessor's agents, including the holder of any first mortgage or deed of trust, shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

34.  Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

35.  Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon. The Lessee may affix and maintain upon the exterior facade of the Premises only such signs, advertising, placards, names, insignia, trademarks, and descriptive material as shall have first received the written approval of the Lessor as to type, size, color, location, copy nature, and display qualities. Anything to the contrary in this Lease notwithstanding, Lessee shall not affix any sign to the roof. Lessee shall, however, erect one sign on the front of the Premises not later than the date Lessee opens for business, in accordance with a design to be prepared by Lessee and approved in writing by Lessor. Sign attached to building shall become property of Lessor when Lessee vacates Premises.

36.  Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sub tenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all such sub tenancies.

37.  Consents. Except for Paragraph 34 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

38.  Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

39.  Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership in the Premises.

40.  Options.

40.1 Definition. As used in this Paragraph, the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor.

40.2 Options Personal. Each Option granted to Lessee in this Lease is personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in Paragraph 11.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

40.3 Multiple Choices. In the event that Lessee has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

40.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of Default pursuant to Paragraph 12.1(b) or 12.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraphs 12.1(a), 12.1(d), or 12.1(e) (without any necessity of Lessor to give notice of such default to Lessee) or (iv) in the event that Lessor has given to Lessee three or more notices of default under Paragraph 12.1(b), where late charge becomes payable under Paragraph 12.4 for each of such defaults, or Paragraph 12.1(c) whether or not the defaults are cured, during the twelve (12) month period prior to the time that Lessee intends to exercise the subject Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 40.4(a).

(c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in Paragraph 12.1(c) within thirty (30) days after the date that Lessor gives notice of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in Paragraph 12.1(a), 12.1(d) or 12.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under Paragraph 12.1(b), where a late charge becomes payable under Paragraph 12.4 for each default, or Paragraph 12.1(c), whether or not the defaults are cured.

41.  Multiple Lessee Building. In the event that the Premises are part of a larger building or group of buildings, then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

42.  Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

43.  Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

44.  Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

45.  Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

46.  Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

Lessor and Lessee have carefully read and reviewed this Lease and each term and provision contained herein and, by execution of this Lease, shows their informed and voluntary consent thereto. The parties hereby agree that, at the time this Lease is executed, the terms of this Lease are commercially reasonable and effectuate the intent and purpose of Lessor and Lessee with respect to the Premises.

If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the American Industrial Real Estate Association or by the Real Estate Broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto. The parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this Lease.

Notice to all Parties: The submission of this document for examination, negotiation, and/or signature does not constitute an offer to lease, or a reservation of, or an option for the Premise. This document shall not be binding and in effect against either party until at least one counterpart, duly executed by Lessor and Lessee, has been received by each Lessor and Lessee.

The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

Dated: July 1, 2005	LESSOR:
BRK Holdings, LLC
By: /s/ Rob Knoll Its: Managing Member
Dated: July 1, 2005	LESSEE:
Butte Creek Brewing Company, LLC
By: /s/ Thomas Atmore
Its: Managing Member

EXHIBIT "A"

EXHIBIT "B"

STANDARD SCOPE OF WORK FOR LEASE AGREEMENT
LESSOR'S IMPROVEMENTS

Premises are being delivered in "AS-IS" condition except that the Lessor shall, at its sole cost and expense, provide the following prior to occupancy:

LESSEE'S IMPROVEMENTS

Any variation from standard agreement of work within the boundary of leasehold shall be submitted in writing, and blueprints submitted in triplicate to BRK Holdings LLC. Attention: Robert S. Knoll.

Lessee shall be required to be responsible for the following:

A.  Water heater, if required.

B.  Interior partitions except as provided in No. 2 herein.

C.  Carpeting, Tile floors, or Floor covering of any type.

D.  Wall Coverings.

E.  Additional service electrical equipment, wiring, distribution, panels, feeders, or circuit capacity in excess of capacity as provided in Nos. 6 and 8.

F.  Additional air and heat due to type of use.

G.  Water meter and sanitary sewer piping and provisions in excess of items called for in No. 7.

H.  All other improvements required by Lessee for the operation of Lessee's business.

  1.  Local governmental agencies do enforce the requirements of Uniform Building Code, 1988 Edition, Chapter #23, Table 23-B, Page 162 for all new and remodeling constructions.

  2.  Local governmental agencies have adopted the California 1989 Amendments which will require special rack attachment with structural calculations to all fixtures and racks over 5'0" high. All tenants must comply with this requirement.

I.  Canopy sign.

J.  Mail slot.

K.  Any wall furring of exterior walls.

L.  Burglar and/or fire alarm system.

M.  Additional fire sprinkler to accommodate lessee floor plan.

DRAWINGS SHALL INDICATE FOLLOWING:

1.  Store front.

2.  Interior Partitions and Doors.

3.  Floor Coverings.

4.  Ceilings.

5.  Wall Coverings.

6.  Electrical:

  a) Appliances

  b) Lighting

  c) Power requirements

  d) Water heater if required or allowed

  e) Heating and/or refrigeration equipment; list BTU required

  f) Telephones, intercom, and/or music requirements.

7.  Plumbing:

  a) Toilets

  b) Sinks

  c) Drains (floor or wall)

  d) Gas supply

  e) Cold water supply

  f) Hot water supply if required or allowed

  g) Grease traps or interceptors.

8.  Heating, Ventilating and Air Conditioning:

  a) Air Supply and exhaust

  b) Temperature required.

9.  Fire System:

  a) Dry Chemical Fire Extinguishers

  b) Alarm System.

10.  Exterior Sign(s):

                 a.  Signs shall be submitted on drawing, indicating type, color, and materials. Dimensions shall be within limits given by Lessor.

CHARGES

PRIOR TO STARTING WORK:

1.  Improvements proposed by Lessee shall be approved by BRK Holdings, LLC..

2.  Lessee shall submit final plans and specifications to proper government authority for necessary permits and pay for same.

3.  All improvement costs other than standard shall be burden of Lessee.

4.  Design of scope of work approved by both parties under paragraphs 1-10 shall be borne by Lessor. Any charges or alterations thereafter shall be a charge of Thirty-five Dollars and no/100 ($35.00) /hour and estimated time agreed upon prior to start of design. Minimum charge will be Fifty Dollars and no/100 ($50.00).

5.  Improvement cost implemented in addition to work to be performed by Lessor, shall be listed in change order and additional costs specified. No work will be started until signed receipt of approved costs.

6.  All work changes after commencement of construction shall be extra work.

Lessee shall give Lessor five (5) business days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility on the Premises. Lessee shall fully comply with all laws, statutes, ordinances, or governmental rules or regulations governing said improvements. Lessee agrees not to use the Premises for business purposes until all required approvals, permits, and certificates of occupancy for the improvements have been delivered to Lessor in a form acceptable to Lessor at its sole discretion.

In the event Lessee fails to comply with the conditions of the preceding paragraph within ten (10) days of written notice of default by Lessor, Lessor may immediately, in addition to all other rights and remedies contained herein: (1) assess a daily penalty of Two Hundred Dollars ($200.00) until said default has been corrected to Lessor's sole satisfaction; (2) perform such work, make such payment, cause such work to be performed, or perform such other obligation for Lessee's account (and may enter the Premises hereunder) to cure said default, at Lessee's sole cost and expense; (3) be fully indemnified by Lessee for any and all costs and expenses (including legal fees) incurred by Lessor in connection with curing said default and/or enforcing this agreement.

Re:  REQUIREMENTS PRIOR TO LESSEE'S CONSTRUCTION OF THE PREMISES

Prior to the commencement of Lessee's construction of the above-referenced premises, the following documentation is required:

1.  A list providing the names of Lessee's general contractor and/or subcontractors, and material suppliers;

2.  A copy of the Construction Contract with Lessee's contractor; and

3.  Lessee's Certificate of Insurance as proof of coverage in an amount not less than $2,000,000 and Contractor's Certificate of Insurance as proof of coverage in an amount not less than $1,000,000. These Certificates of Insurance must include proof of Workers' Compensation coverage and business automobile coverage. In addition, the Certificate must name "Landlord and all its allied entities" as additional insured's on the policy.

EXHIBIT "C"

GUARANTOR'S OBLIGATIONS

1.  Guarantor, in consideration of the sum of One Dollar ($1.00) now paid by Lessor to Guarantor (the receipt whereof is hereby acknowledged) and other valuable consideration, hereby directly and unconditionally guarantees to and covenants with Lessor that Lessee will duly perform, observe and keep each and every covenant, proviso, condition, and agreement in this Lease on the part of Lessee to be performed, observed, and kept, including the payment of Rent and all other sums and payments agreed to be paid or payable under this Lease on the days and at the times to be paid or payable under this Lease and in the manner herein specified, and that if any default shall be made by Lessee whether in payment of any Rent or other sums from time to time falling due hereunder as and when the same become due and payable, whether through acceleration or otherwise, or in the performance, observance, or keeping of any of the said covenants, provisions, conditions, and agreements, which under the terms of this Lease are to be performed, observed, or kept by Lessee, Guarantor will forthwith pay to Lessor on demand the said Rent and other sums, including interest, penalties, and attorneys' fees and costs, in respect of which such default shall have occurred and all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, provisos, conditions, or agreements.

2. Guarantor covenants with Lessor that Guarantor is jointly and severally bound with Lessee as principal debtor or obligor and not as surety, for the fulfillment of all obligations of Lessee under this Lease. In the enforcement of its rights hereunder, Lessor may proceed directly against Guarantor as if Guarantor were named Lessee hereunder.

3. Guarantor hereby waives any right to require Lessor to proceed against Lessee or to proceed against or to exhaust any security held from Lessee or to pursue any other remedy whatsoever which may be available to Lessor before proceeding against Guarantor.

4. No neglect or forbearance of Lessor in endeavoring to obtain payment of the Rent reserved herein or other payments required to be made under the provisions of this Lease as and when the same become due, whether through acceleration or otherwise, no delays of Lessor in taking any steps to enforce performance or observations of the several covenants, provisos, or conditions contained in this Lease to be performed, observed, or kept by Lessee, no extension or observance of the several covenants, provisos, or conditions contained in this Lease to be performed, observed, or kept by Lessee, no extension or extensions of time which may be given by Lessor from time to time to Lessee, no consent by Lessor to any assigning or subletting by Lessee, and no other act or failure to act or by Lessor shall release, discharge, or in any way reduce the obligations of Guarantor hereunder.

5. In the event of termination of this Lease, other than by surrender specifically accepted by Lessor in writing, or in the event of disclaimer of this Lease pursuant to any statute, or in the event that Lessee (being a corporation) ceases to exist, then at the option of Lessor, Guarantor shall execute a new lease of the Premises between Lessor as Lessor and Guarantor as Lessee for a term equal in duration to the balance of the Term remaining unexpired at the date of such termination or such disclaimer, or such cessation or existence. Such lease shall contain the like Lessor and Lessee's obligations respectively and the like covenants, provisos, agreements, and conditions in all respects (including the proviso for re-entry) as are contained in this Lease.
GUARANTOR(S):

By:_________________________________________

Address:__________________________________
__________________________________

RULES AND REGULATIONS

INDUSTRIAL/BUSINESS PARKS

Tenant agrees to the establishment of, and shall abide by and enforce upon Tenant's authorized representatives, invitees, customers and vendors, the following Rules and Regulations:

1.     Display Windows. Tenant shall keep any display windows or signs in or attached to the Premises well-lit on days and hours as determined by Landlord from time to time.

2.     Storage. Tenant shall not use any portion of the premises for storage or other services except as customary for Tenant's operation in the Premises in accordance with the use provisions of the Lease.

3.     Walkways. No person shall use any walkway except as a means of pedestrian egress from or ingress to parts of the Industrial/Business Park. Such use shall be in an orderly manner in accordance with directional or other signs or guides installed by landlord. No walkway shall be used for other than pedestrian travel.

4.     Common areas. No person shall use any part of the Common Areas for use in connection with the conduct of business except for the specific purpose for which permission to use such areas may be given in Landlord's sole discretion. Service corridors shall not be used for the storage of materials, merchandise, garbage or refuse.

5.     Deliveries. Except for small parcel deliveries, each tenant shall cause all trucks servicing such tenant's Premises to load and unload at such hours in the areas and through the entrances as may be designated by landlord. Tractor trailers which must be unhooked or parked must use steel plates under dolly wheels to prevent damage to the paving surface. In addition, wheel blocking must be available for use. Tractor trailers are to be removed from the loading areas after unloading. Forklift trucks, tow trucks or any other powered machines for handling freight shall be used only in such manner and such areas of the Industrial/Business Park and the Common Areas as may be approved in writing by Landlord.

6.     Condition of Premises. The Premises, including entrances, doors, fixtures, windows, plate glass, draperies and mini-blinds, shall be maintained in a safe, neat and clean condition.

7.     Removal of Trash. All trash, refuse, and waste materials shall be regularly removed from the Premises and, until removal, shall be stored: (a) in adequate containers, and (b) so as not to constitute any health or fire hazard or nuisance to any occupant. No burning of trash, refuse, or waste materials shall be permitted.

a.     Trash must be carried, or carted, not dragged. Dragging causes bags to rip open and leaves a messy trail to the containment areas.

b.     You must follow any recycling rules set forth in the lease.

c.     Hazardous substances, as defined in your lease, may not be placed in the dumpster/compactor.

d.     Trash must be deposited only in your dumpster.

e.     Trash must be securely confined in your bags or containers.

f.     Cardboard boxes must be broken down and put into recycle containers or your dumpster. Under no circumstance is cardboard to be placed on the ground. An additional direct charge may result if it becomes necessary for Landlord to clean area.

g.     The lid on the dumpster must be closed and locked after each use and returned to the proper containment area.

h.     The containment areas are checked by Property Management daily. If it becomes necessary to clean up trash in the area of your dumpster, you may be separately charged for this service.

8.     Plumbing Facilities. No foreign substances of any kind shall be placed in the plumbing system, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by the tenant who, or whose contractor, representative or invitee, shall have caused it.

9.     Dwelling. Tenant shall not permit or suffer any portion of the Premises or the Common Areas to be used for lodging purposes.

10.    Pets. No pets shall be allowed in the Premises or in the Common Areas without proper authorization of Landlord; however, service animals for the disabled are exempt.

11.    Displays. No part or parts of the Common Areas, including, without limitation, columns, sidewalks, light poles, walkways, exterior glass storefronts, show windows or storefronts, shall be used to display, store, or place any merchandise, equipment, devices, signs, printed material, placards, stickers, emblems, or informal material. Landlord shall have the right to remove any such material without notice to Tenant.

12.    Boundaries of Doing Business. Under no circumstances shall there be any sale of merchandise or display of merchandise outside the defined boundaries of the Premises, in the Common Areas, including specifically sidewalk sales. Sale of merchandise by tent sale, sidewalk sale, truckload sale, or the like shall be permitted in the Common Areas only as follows:

a.     All sidewalk sales and/or displays should be requested in writing via our office or by fax.

b.     An Indemnity Agreement signed by the Tenant must be received by Landlord prior to any sale being conducted.

c.     Once scheduled, if cancelled, a sale may not be rescheduled.

d.     Should Landlord approve sidewalk sales, Tenant will not request permission for sidewalk sales more than once per month.

e.     Merchandise should be placed on sidewalk in front of Tenant's premises only. Merchandise should be placed so it does not impede foot traffic on the sidewalk.

f.     Landlord maintains right to rescind permission to conduct scheduled, in progress or future sidewalk sales/displays at any time.

13.    Unauthorized Activities. No person shall in or on any part of the Common Areas:

a.     Vend, peddle, or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet, or other matter whatsoever;

b.     Exhibit any sign, placard, banner, notice, or other written material except for material approved by Landlord;

c.     Distribute any circular, booklet, handbill, placard, or other material;

d.     Solicit membership in any organization, group, or association or solicit contributions for any purposes;

e.       Parade, patrol, picket, demonstrate, rally, or engage in any conduct that might tend to interfere with or impede the use of any of the Common Areas by any permittees, create a disturbance, attract attention, or harass, annoy, disparage, or be detrimental to the interest of any of the retail establishments within the Industrial/Business Park.

f.     Throw, discard, or deposit any paper, glass or extraneous matter of any kind, except in designated receptacles, or create litter or hazards of any kind;

g.     Use any sound-making device of any kind or create or produce in any manner noise or sound that is annoying, unpleasant, or distasteful to occupants or permittees, or cause or permit any unusual or objectionable odors to escape from the Premises;

h.     Deface, damage, or demolish any sign, light standard or fixture, landscaping material, or other improvement within the Common Areas or the property of customers, business invitees, or employees situated within the Common Areas;

i.     Erect any sign, antenna, aerial or other device on the roof or exterior wall of the premises or the Industrial/Business Park without first obtaining in each instance written consent from Landlord. Any sign, antenna, aerial or device installed without such written consent shall be subject to removal by Landlord at Tenant's expense without notice.

j.     Bring any explosive, firearms or flame makers into the Premises or Common Areas.

14.    Parking. The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules, regulations, and charges for parking as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules may include, but shall not be limited to, the restriction of employee parking to a limited, designated area or areas.

15.    Landlord's Remedies. Landlord shall have the right to remove, exclude or restrain (or take legal action to do so), any unauthorized person from, or from coming upon, the Common Areas or any portion thereof, and to prohibit, abate, and recover damages arising from any unauthorized act, whether or not such act is in express violation of the rules and regulations set forth above.

16.    Intent. The listing of specific items as being prohibited is not intended to be exclusive, but to indicate in general the manner in which the right to use Common Areas solely as a means of access is limited and controlled by Landlord. Landlord reserves the right to amend, modify, or supplement these Rules and Regulations as in Landlord's judgment may be necessary for the safety, cleanliness, preservation of order, and the efficient operation of the Common Areas. A copy of these Rules and Regulations, as the same are from time to time amended, shall be posted at the Management office of Landlord. In the event of any conflict between these Rules and the Regulations and the provisions of the Lease, the provisions of the Lease shall control.

In addition to the foregoing, Tenant may be held liable for actions of its authorized representatives, invitees, customers, and vendors pursuant to provisions of the Lease.

Landlord's Initials: ______________

Tenant's Initials: _______________